UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2024

R F INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

16868 Via Del Campo Court, Suite 200 San Diego, CA 92127 (Address of Principal Executive Offices, including Zip Code) (858) 549-6340 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value per share	RFIL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On September 5, 2024, RF Industries, Ltd. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of the Company, 16868 Via Del Campo Court, Suite 200, San Diego, CA 92127. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on July 26, 2024 (as amended, the “Proxy Statement”). At the Annual Meeting, 8,036,618 shares, or approximately 77.56% of all outstanding shares of common stock, were present either in person or by proxy. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

●	Proposal 1: to elect Mark K. Holdsworth and Kay L. Tidwell to the Company’s Board of Directors as Class I directors, for a three-year term expiring at the 2027 Annual Meeting;

●
Proposal 2: to amend the Company’s 2020 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 1,000,000 shares from 1,250,000 shares to 2,250,000 shares;

●	Proposal 3: a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

●	Proposal 4: a proposal to ratify CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2024.

Voting Results

Proposal 1: Mark K. Holdsworth and Kay L. Tidwell were elected as directors on the following vote:

●	Mark K. Holdsworth was elected with 5,640,081 “FOR” votes and 295,916 “WITHHELD” votes;

●	Kay L. Tidwell was elected with 5,333,751 “FOR” votes and 602,246 “WITHHELD” votes.

In addition, there were 2,100,621 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 4,262,497 “FOR” votes, 1,551,113 “AGAINST” votes and 122,387 “ABSTAIN” votes. There were 2,100,621 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 5,565,508 “FOR” votes, 298,275 “AGAINST” votes and 72,214 “ABSTAIN” votes. There were 2,100,621 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 8,003,275 “FOR” votes, 4,339 “AGAINST” votes and 29,004 “ABSTAIN” votes. There are no broker non-votes in connection with this proposal as brokers are entitled to vote on this matter and are included in the number of “FOR” votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF INDUSTRIES, LTD.

September 6, 2024	By:	/s/ Peter Yin
Peter Yin
Chief Financial Officer